UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 18, 2020

Axos Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37709	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
 9205 West Russell Road, STE 400, Las Vegas, NV                  89148
(Address of principal executive offices)                    (zip code)
Registrant’s telephone number, including area code: (858) 649-2218

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	AX	New York Stock Exchange
6.25% Subordinated Notes Due 2026	AXO	New York Stock Exchange

Not Applicable

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 18, 2020, Axos Financial, Inc. (the “Company”) completed its previously announced sale of $175,000,000 aggregate principal amount of the Company's 4.875% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”) to Keefe, Bruyette & Woods, Inc., A Stifel Company, as representative of the underwriters named in an underwriting agreement (the “Underwriting Agreement”) dated September 15, 2020, by and between the Company and the underwriters.

The Notes were issued pursuant to the Indenture, dated as of March 3, 2016 (the “Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated as of September 18, 2020 (the “Supplemental Indenture”), between the Company and the Trustee.

From and including September 18, 2020 to, but excluding October 1, 2025, or the date of earlier redemption, the Notes will accrue interest at a fixed rate per annum equal to 4.875%, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2021. From and including October 1, 2025 to, but excluding the maturity date or the date of earlier redemption (the “floating rate period”), the Notes will accrue interest at a floating rate per annum equal to the benchmark rate, which is the Three-Month Term SOFR (as defined in the prospectus supplement under “Description of Subordinated Notes - Interest”), plus a spread of 476 basis points for each quarterly interest period during the floating rate period, payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year, commencing on October 1, 2025; provided, however, that if the benchmark rate is less than zero, the benchmark rate will be deemed to be zero.

The Notes qualify as Tier 2 regulatory capital for the Company. The Notes are unsecured, subordinated and will rank junior in right of payment upon the Company's liquidation to the Company's existing and all of the Company's future Senior Indebtedness (as defined in the Supplemental Indenture).

ITEM 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OF A REGISTRANT

The information set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit	Description
4.1
Indenture, dated as of March 3, 2016, between Axos Financial, Inc. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on March 3, 2016).

4.2	Second Supplemental Indenture, dated as of September 18, 2020, between Axos Financial, Inc. and U.S. Bank National Association, as trustee.
4.3	Form of Global Note to represent the 4.875% Fixed-to-Floating Rate Subordinated Notes due 2030 of Axos Financial, Inc. (included in Exhibit 4.2 as Exhibit A).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axos Financial, Inc.

Date:	September 18, 2020	By:	/s/ Andrew J. Micheletti
Andrew J. Micheletti
EVP and Chief Financial Officer